UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802 Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall 125 High Street, Room 1802 Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Annual Report

For the Year Ending

September 30, 2012

Dear Fellow Shareholders:

During the fiscal year 2012, Northeast Investors Trust posted a total return of 17.17%. Although that nominal return appears favorable and was above our expectations for the year, it somewhat trailed the 18.94% return on the Merrill Lynch Master II Index during the fiscal year.

In the face of the twin risks of uncertainty of the European debt crisis and record low yields, we took a defensive approach with our high yield securities in the second half of the fiscal year. As a result, our portfolio appreciated less than did more volatile portfolios, as some of the worst case outcomes did not materialize or were perhaps deferred. Importantly, we also own fewer securities that overlap with the holdings of Exchange Traded Funds (ETFs): a deliberate decision. We had, and continue to have, a concern that ETFs, which are highly mechanical buyers and sellers in response to both inflows and outflows, respectively, were distorting relative value within the high yield market. In this case, the ETFs were concentrating their purchases — fueled by inflows — on a subset of the high yield market, instantly pushing the prices of those securities up, sometimes twice as much as the overall market. Our concern was and remains that such securities would be vulnerable to the mirror image of that buying pressure, i.e., a wave of technical pressure from undisciplined — or, arguably, highly disciplined, given the rigidity of the ETFs’ decision rules — selling should they suffer from outflows.

Having said that, we saw good performance in a number of sectors and also saw very little in the way of credit problems during the fiscal year. In fact one of our holdings, Edison International’s Homer City subsidiary went through a restructuring and is trading nonetheless above both cost and par, a testament to the underlying value of the operation and to the security’s covenant package. We are also quite pleased with several other analytical theses we had advanced in positioning the portfolio, such as the weakness in the emerging markets and the effect that it would have on the pricing of certain commodities.

Looking forward, we believe the market environment is best characterized by uncertainty. On the one hand, there is reason for a sanguine view of this country’s economic prospects: key industries such as housing and autos, we believe, have limited downside from current levels and in fact have upside potential. On the other hand, there is the very present disruptive threat from the domestic political situation, not to mention the inevitable removal of stimulus from the Federal Reserve’s extraordinarily accommodative monetary policy. Most importantly, there is a considerable range of outcomes to the European debt situation, with an equally diverse set of impacts upon the global credit markets.

With this in mind, we have kept the portfolio’s duration relatively short, which is an orthodox means to reduce fixed income risk. Where we have added risk — albeit the risk of trading volatility rather than one of fundamental valuation — is in the purchase of the bonds of smaller issuers. We also remain overweight in the energy sectors, with the thesis being that the credit statistics are generally good and that such securities will perform better than other cyclicals in the face of any economic weakness. We also maintain a significant exposure in the money center banks’ preferred securities. Our thinking here is that these securities represent expensive financing for the banks and will be targeted for early redemption by the issuers, especially given the intense current pressure on net interest margins from the low interest rate environment. On the other hand, we remain underweight other large high yield sectors such deep cyclicals, technology and health care. In the case of health care, our concern is that federal budget pressures will soon impact the reimbursement rates which can be realized by those providers.

As always, the Trustees remain significant shareholders of the fund in our own right, and we hope that we are prudently approaching the credit markets with an eye to providing shareholders with an above average level of income.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

Historical Information (unaudited)

Fiscal Year Ended Sept. 30	At End of Fiscal Year				Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
	Number of Shareholder Accounts	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
1950(a)	67	27,685	$10.12	$280,172	$0.22	$0.0000	$9.86
1951	113	51,070	11.09	566,238	0.60	0.2709	10.71
1952	159	78,519	11.33	889,359	0.61	0.2597	11.28
1953	193	96,413	10.83	1,044,115	0.65	0.1046	11.57
1954	290	131,031	14.17	1,855,734	0.61	0.2269	12.75
1955	366	159,278	16.93	2,695,322	0.675	0.3886	16.30
1956	417	168,256	16.87	2,837,437	0.745	0.3185	17.65
1957	437	180,360	14.57	2,626,103	0.76	1.2450	16.72
1958	505	210,929	16.55	3,489,777	0.76	0.6658	15.75
1959	694	259,709	16.77	4,354,809	0.76	1.6951	18.36
1960	884	316,915	15.73	4,986,360	0.79	0.5663	16.58
1961	1,156	391,126	17.23	6,739,320	0.80	0.8179	17.33
1962	1,508	492,454	16.48	8,111,024	0.80	0.4345	17.45
1963	2,142	676,976	17.80	12,046,866	0.80	0.4134	17.70
1964	2,800	981,037	18.48	18,122,167	0.83	0.4899	18.36
1965	3,380	1,238,570	18.46	22,855,525	0.84	0.4642	18.80
1966	3,678	1,445,424	16.03	23,163,540	0.86	0.4346	18.08
1967	3,773	1,644,607	17.31	28,454,561	0.90	0.3157	17.08
1968	3,932	1,954,413	17.74	34,657,130	0.94	0.4357	17.31
1969	4,396	2,225,423	15.30	34,032,661	0.99	0.4378	17.07
1970	5,066	2,618,638	14.15	37,049,008	1.035	0.0000	14.57
1971	5,574	3,174,649	15.23	48,329,677	1.10	0.0000	15.04
1972	6,276	3,924,201	15.75	61,787,749	1.15	0.0000	15.74
1973	7,269	4,541,622	15.18	68,896,938	1.14	0.0000	15.62
1974	7,380	4,735,497	12.35	58,446,955	1.16	0.0000	13.95
1975	8,354	5,995,696	13.04	78,126,666	1.21	0.0000	13.10
1976	10,023	8,067,930	14.57	117,514,100	1.25	0.0000	14.02
1977	12,871	10,781,998	14.93	160,882,937	1.28	0.0000	14.96
1978	13,717	11,838,531	14.03	166,015,297	1.28	0.0000	14.34
1979	13,924	12,463,013	13.01	162,045,583	1.285	0.0000	13.89
1980	13,086	12,405,590	11.26	139,586,138	1.34	0.0000	11.78
1981	11,828	12,249,619	9.38	114,852,760	1.395	0.0000	10.35
1982	12,792	13,360,184	10.88	145,243,484	1.41	0.0000	10.01
1983	13,027	14,361,773	11.83	169,821,605	1.44	0.0000	11.96
1984	11,634	15,324,746	10.98	168,229,381	1.46	0.0000	10.34
1985	11,991	17,887,582	12.19	217,989,344	1.46	0.0000	11.77
1986	14,431	23,037,102	13.60	313,197,229	1.46	0.0000	13.17
1987	17,532	26,987,069	12.89	347,841,198	1.46	0.0000	13.63
1988	19,107	33,268,240	12.16	404,218,905	1.94	0.0000	12.13
1989	18,749	34,498,332	11.18	385,389,718	1.54	0.0000	11.64
1990	16,895	31,459,941	8.81	277,133,819	1.43	0.0000	9.78
1991	15,747	35,220,038	8.83	310,667,350	1.34	0.0000	8.36
1992	15,918	47,684,814	9.50	452,773,909	1.15	0.0000	9.22
1993	16,209	47,797,167	9.94	474,975,825	1.02	0.0000	9.68
1994	17,460	58,148,389	10.02	582,093,443	0.99	0.0000	10.27

Historical Information (unaudited) (continued)

Fiscal Year Ended Sept. 30	At End of Fiscal Year				Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
	Number of Shareholder Accounts	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
1995	20,644	77,209,155	$10.33	$797,559,000	$0.96	$0.0000	$10.01
1996	24,631	110,229,375	10.90	1,200,483,907	0.99	0.0000	10.46
1997	34,213	175,955,357	11.79	2,074,181,767	1.00	0.0000	11.32
1998	38,781	196,523,494	10.42	2,046,655,613	0.96	0.0000	11.58
1999	34,735	204,309,420	10.08	2,059,107,419	0.98	0.1772	10.35
2000	32,850	157,648,926	9.08	1,430,592,442	1.115	0.0000	9.47
2001	25,184	158,103,174	7.42	1,172,141,899	0.97	0.0000	8.31
2002	23,522	208,979,224	7.05	1,471,469,994	0.67	0.0000	7.46
2003	21,969	249,615,565	7.19	1,794,728,603	0.56	0.0000	7.06
2004	21,331	247,232,032	7.59	1,875,883,401	0.63	0.0000	7.48
2005	21,223	177,891,341	7.58	1,347,278,591	0.54	0.0000	7.70
2006	20,795	183,131,641	7.60	1,390,905,673	0.585	0.0000	7.56
2007	19,106	165,291,354	7.68	1,268,436,554	0.56	0.0000	7.85
2008	16,520	118,452,760	5.94	703,572,671	0.56	0.0000	6.95
2009	16,716	154,496,180	5.74	885,806,723	0.44	0.0000	4.57
2010	18,217	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	12,111	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	27,337	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
(a)	From March 1, 1950, date of organization of the Trust. The shares were initially sold on March 1, 1950 at a net asset value of $10.00 per share.

Average Annual Total Return (unaudited)

One year ended September 30, 2012	17.17%
Five years ended September 30, 2012	3.16%
Ten years ended September 30, 2012	6.44%

SEC Yield (unaudited)

Yield calculated as of September 30, 2012:    6.65%

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2012	Ending Account Value 9/30/2012	Expenses Paid During Period 3/31/2012 - 9/30/2012*
Actual Return 4.29%	0.98%	$1,000.00	$1,042.90	$4.96
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,020.15	$4.96

Example:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other fund expenses. This example is intended to help you understand these expenses of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on you account during this period.

*	Expenses are equal to the Trust’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio Composition (unaudited)

Distribution by Maturity

(% of portfolio)

Under 1 Year	4%
1-5 Years	37%
5-10 Years	43%
10-15 Years	0%
Over 15 Years	16%
Total	100%

Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission. The schedules of portfolio holdings for the second and fourth quarters appear in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the schedules of portfolio holdings with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the Bank of America Merrill Lynch High Yield Master II Index, assuming an investment of $10,000 in both at their closing prices on September 30, 2002 and reinvestment of dividends and capital gains.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged market value-weighted index comprised of approximately 2,000 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
NEIT	$10,000	$11,043	$12,688	$13,591	$14,725	$15,983	$13,421	$14,313	$16,194	$15,935	$18,671
High Yield Master	$10,000	$12,930	$14,527	$15,500	$16,734	$18,031	$15,926	$19,486	$23,094	$23,399	$27,831

Summary of Net Assets

September 30, 2012 (unaudited)

	Value	% of Net Assets
Corporate Bonds, Notes & Preferred Securities
Advertising	$3,333,750	0.55%
Aerospace / Defense	6,797,500	1.13%
Automobile & Truck	184,750	0.03%
Building Products	17,196,720	2.86%
Chemicals	21,316,432	3.55%
Construction & Farming	7,297,500	1.21%
Drug Stores	17,618,945	2.93%
Electrical Utility	16,090,650	2.68%
Electrical Components & Equipment	9,850,000	1.64%
Energy / Natural Resources	119,152,826	19.82%
Entertainment	17,565,000	2.92%
Financial Services	73,355,840	12.20%
Food Processing	75,713,700	12.59%
Gaming	8,441,768	1.40%
Machine / Tools	14,643,750	2.44%
Metals & Mining	2,512,500	0.42%
Office Electronics	20,909,864	3.48%
Oil & Gas Drilling	2,408,750	0.40%
Packaging & Container	11,934,979	1.98%
Paper / Forest Products	27,546	0.00%
Petroleum, Coal & Gas	20,398,750	3.39%
Publishing	13,870,000	2.31%
Telecom Equipment	26,473,500	4.40%
Thrifts & Mortgage Finance	74,390	0.01%

Total Corporate Bonds, Notes & Preferred Securities	$507,169,410	84.34%
Total Convertible Bonds	8,042,648	1.34%
Total Foreign Bonds	4,487,448	0.74%
Total Common Stocks	84,361,319	14.03%

Total Investments	604,060,825	100.45%
Receivables & Cash	11,817,611	1.97%

Total Assets	615,878,436	102.42%
Liabilities	(14,540,306)	-2.42%

Total Net Assets	$601,338,130	100.00%

Schedule of Investments (a)

September 30, 2012

Convertible Bonds — 1.34% Name of Issuer	Principal	Value (Note B)

Food Processing — 1.34%
Chiquita Brands International, 4.25%, 8/15/16	$9,204,000	$8,042,648

Total Convertible Bonds — (cost—$7,092,888)		$8,042,648

Corporate Bonds, Notes & Preferred Securities — 84.34% Name of Issuer	Principal	Value (Note B)
Advertising — 0.55%
Interpublic Group Co., 10%, 7/15/17	$3,000,000	$3,333,750

Aerospace / Defense — 1.13%
Moog, Inc., 6.25%, 1/15/15	3,500,000	3,535,000
Spirit Aerosystems, Inc., 7.5%, 10/01/17	3,000,000	3,262,500

		6,797,500

Automobile & Truck — 0.03%
Delphi Corp., 6.55%, 6/15/06 (b) (c)	36,950,000	184,750

Building Products — 2.86%
Boise Cascade LLC, 7.125%, 10/15/14	5,693,000	5,693,000
Builders Firstsource, Inc., 13%, 2/15/16 (d)	12,238,000	11,503,720

		17,196,720

Chemicals — 3.55%
Polyone Corp., 7.375%, 9/15/20	10,500,000	11,366,250
Reichhold Industries, Inc., PIK, 9%, 5/08/17 (d)	12,756,644	9,950,182

		21,316,432

Construction & Farming — 1.21%
Southern States Co-op, Inc., 11.25%, 5/15/15 (d)	7,000,000	7,297,500

Drug Stores — 2.93%
Rite Aid Corp., 9.75%, 6/12/16	3,000,000	3,285,000
Rite Aid Corp., 7.5%, 3/01/17	13,398,000	13,766,445
Rite Aid Corp., 10.25%, 10/15/19	500,000	567,500

		17,618,945

Electrical Utility — 2.68%
Homer City Funding LLC, 8.137%, 10/01/19	15,660,000	16,090,650

Electrical Components & Equipment — 1.64%
Advanced Lighting Technologies, 10.5%, 6/01/19 (d)	10,000,000	9,850,000

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Energy/Natural Resources — 19.82%
Clayton Williams Energy, 7.75%, 4/01/19	$18,000,000	$17,955,000
Comstock Resources, Inc., 8.375%, 10/15/17	18,000,000	18,720,000
Comstock Resources, Inc., 7.75%, 4/01/19	10,000,000	10,050,000
RAAM Global Energy Co., 12.5%, 10/01/15	15,000,000	15,450,000
Stone Energy Corp., 6.75%, 12/15/14	18,087,000	18,154,826
Stone Energy Corp., 8.625%, 2/01/17	10,000,000	10,700,000
Swift Energy Co., 7.125%, 6/01/17	19,800,000	20,493,000
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	7,630,000

		119,152,826

Entertainment — 2.92%
Cinemark USA, Inc., 8.625%, 6/15/19	2,000,000	2,220,000
Wallace Theater Corp., FRN 12.5%, 6/15/13 (d)	15,500,000	15,345,000

		17,565,000

Financial Services — 12.20%
Bank of America Corp. PFD, 8% (e)	30,000,000	32,400,000
Bank of America Corp. PFD, 8.125% (e)	3,000,000	3,251,250
Finova Group, Inc., 7.5%, 11/15/09 (b) (c)	3,929,781	4,912
Wells Fargo & Co. PFD, 7.98% (e)	32,818,000	37,699,678

		73,355,840

Food Processing — 12.59%
B&G Foods, Inc., 7.625%, 1/15/18	500,000	540,000
Chiquita Brands Intl., 7.5%, 11/01/14	9,627,000	9,578,865
Heinz Finance Co., PFD, 8% (d)	150,000	15,834,375
Mrs. Fields Brands, PIK, 10%, 10/24/14 (f)	1,169,878	935,902
Pilgrims Pride Corp., 7.875%, 12/15/18	21,478,000	20,457,795
Simmons Food, Inc., 10.5%, 11/01/17 (d)	17,889,000	15,429,263
Viskase Cos, Inc., 9.875%, 1/15/18 (d)	12,500,000	12,937,500

		75,713,700

Gaming — 1.40%
Isle Of Capri Casinos, 8.875%, 6/15/20 (d)	8,000,000	8,440,000
Wimar Opco LLC / Fin. Corp., 9.625%, 12/15/14 (b)	3,535,000	1,768

		8,441,768

Machine / Tools — 2.44%
Thermadyne Holdings Corp., 9%, 12/15/17	13,750,000	14,643,750

Metals & Mining — 0.42%
Horsehead Holding Corp, 10.5%, 6/01/17 (d)	2,500,000	2,512,500

Office Electronics — 3.48%
Pitney Bowes International Holdings PFD, 6.125%, 10/30/16 (d)	23,065	20,909,864

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Oil & Gas Drilling — 0.40%
Key Energy Services, Inc., 6.75%, 3/01/21	$250,000	$253,750
Parker Drilling Co., 9.125%, 4/01/18	2,000,000	2,155,000

		2,408,750

Packaging & Container — 1.98%
Constar, Inc. PFD (f) (h)	9,432	2,064,625
Constar, Inc., FRN 8.231%, 5/31/15 (f)	1,500,000	1,500,000
Constar, Inc., PIK, 11%, 12/31/17 (f)	7,321,654	7,321,654
Jefferson Smurfit Corp., 8.25%, 10/01/12 (b) (g)	15,250,000	305,000
Jefferson Smurfit Corp., 7.5%, 6/01/13 (b) (g)	15,405,000	308,100
Smurfit-Stone Container, 8%, 3/15/17 (b) (g)	8,780,000	175,600
Stone Container, 8.375%, 7/01/12 (b) (c) (g)	8,000,000	160,000
Stone Container, 7.375%, 7/15/14 (b) (g)	5,000,000	100,000

		11,934,979

Paper/Forest Products — 0.00%
American Tissue, Inc., 12.5%, 7/15/06 (b) (c) (f)	14,061,292	27,546

Petroleum, Coal & Gas — 3.39%
Cloud Peak Energy, 8.25, 12/15/17	8,500,000	9,243,750
Westmoreland Coal Co., 10.75%, 2/01/18	11,500,000	11,155,000

		20,398,750

Publishing — 2.31%
AMO Escrow Corp., 11.5%, 12/15/17 (d)	14,600,000	13,870,000

Telecom Equipment — 4.40%
Nortel Networks LTD, 10.75%, 7/15/16 (b)	23,850,000	26,473,500

Thrifts & Mortgage Finance — 0.01%
Washington Mutual, Inc. LTI (b) (f) (g)	7,275,000	14,550
Washington Mutual, Inc. LTI (b) (f) (g)	5,000,000	14,500
Washington Mutual, Inc. LTI (b) (f) (g)	4,243,000	14,002
Washington Mutual, Inc. LTI (b) (f) (g)	10,109,000	31,338

		74,390

Total Corporate Bonds, Notes, & Preferred Securities (cost—$541,324,090)		$507,169,410

Foreign Bonds Name of issuer	Principal	Value (Note B)
Foreign Bonds — 0.74%
Republic of Argentina GDP Linked Security, FRN, 12/15/35	34,386,574	$4,487,448

Total Foreign Bonds — (cost—$1,423,421)		$4,487,448

Common Stock Name of issuer	Number of Shares	Value (Note B)

Common Stock—14.03%
Amtrol, Inc. (f) (h)	640,565	$1,761,554
Citigroup, Inc.	1,315,384	43,039,364
Constar, Inc. (f) (h)	93,512	935
Core-Mark Holding Co., Inc. (h)	277,602	13,355,432
Groupe Eurotunnel SA	5,424	38,185
Groupe Eurotunnel SA	1,925	13,552
Harry and David (d) (h)	59,819	5,533,258
International Airline Support Group (h)	219,540	242
Kaiser Aluminum	6,185	361,142
MAXXAM, Inc. (h)	800	484,000
NL Industries	510,200	5,862,198
Ormet Corp. (h)	372,638	503,061
The Penn Traffic Co. (h)	164,352	164
Rock-Tenn Co.	13,765	993,558
Romacorp, Inc. (f) (h) (i)	82,220	3,370,198
Safelite Realty Corp. (f) (h) (i)	7,403	24,208
Trump Entertainment Resorts (h)	910,628	2,731,884
Viskase Cos., Inc. (h)	2,096,128	6,288,384

Total Common Stocks — (cost—$145,761,421)		$84,361,319

Total Investments — 100.45% (cost—$695,601,820)		604,060,825

Net Other Assets and Liabilities — (0.45%)		(2,722,695)

Net Assets — 100%		$601,338,130

(a)	Portions of portfolio are pledged to collateralize short tem borrowings.
(b)	Non-income producing security due to default or bankruptcy filing.
(c)	Security is in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $149,413,162 or 24.85% of total net assets.
(e)	Perpetual floating rate security. Rate shown reflects rate in effect at year end.
(f)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(g)	Escrow security received as a result of reorganization plan.
(h)	Non-income producing security.
(i)	All or a portion of security is restricted. The aggregate market value of restricted securities as of September 30, 2012 is $3,394,406 which represents 0.56% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Romacorp, Inc.	11/15/06	$4,118,756
Safelite Realty Corp.	09/29/00	$965,195

PIK	Payment in Kind

FRN	Floating Rate Note

PFD	Preferred Security

LTI	Liquidating Trust Interest

Statement of Assets

and Liabilities

September 30, 2012

Assets
Investments—at market value (cost $695,601,820)	$604,060,825
Receivable for interest	10,531,939
Receivable for shares sold	145,871
Miscellaneous receivable	1,139,801

Total Assets	615,878,436

Liabilities
Line of credit	13,306,200
Payable for trustee fees	752,664
Payable for shares repurchased	349,225
Accrued expenses	132,217

Total Liabilities	14,540,306
Net Assets	$601,338,130

Net Assets Consist of:
Capital, at a $1.00 par value	$99,735,587
Paid in surplus	1,110,644,500
Distribution in excess of net investment income	(630,048)
Accumulated net realized loss on investments	(516,870,914)
Net unrealized depreciation of investments	(91,540,995)

Net Assets	$601,338,130

Net Asset Value, offering price and redemption price per share ($601,338,130/99,735,587 shares)	$6.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2012

Investment Income
Interest	$43,502,709
Dividends	2,367,860
Other Income	244,669

Total Income	46,115,238

Expenses
Trustee fees	$2,974,910
Administrative expenses and salaries	1,545,612
Interest expense	291,912
Computer and related expenses	270,900
Legal fees	222,871
Auditing fees	191,680
Printing, postage and stationery fees	163,350
Commitment fees	132,439
Custodian fees	103,300
Insurance	82,175
Registration and filing fees	47,060
Telephone	22,300
Other expenses	83,515

Total Expenses	6,132,024

Net Investment Income	39,983,214

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(27,509,609)
Net realized gain (loss) from foreign currency transactions	(2,036,939)
Change in unrealized appreciation (depreciation) of investments	76,579,486

Net Increase (Decrease) in Net Assets Resulting from Operations	$87,016,152

The accompanying notes are an integral part of the financial statements.

Statements of Changes

in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$39,983,214	$43,850,851
Net realized gain (loss) from investment transactions	(27,509,609)	(57,315,487)
Net realized gain (loss) from foreign currency transactions	(2,036,939)	—
Change in unrealized appreciation (depreciation) of investments	76,579,486	18,011,184

Net Increase (Decrease) in Net Assets Resulting from Operations	87,016,152	4,546,548

Distributions to Shareholders from Net Investment Income	(41,747,282)	(47,254,369)
Fair Fund Settlement	1,229,257	—
From Net Trust Share Transactions	85,914,288	(211,958,644)

Total Increase (Decrease) in Net Assets	132,412,415	(254,666,465)

Net Assets:
Beginning of Year	468,925,715	723,592,180

End of Year	$601,338,130	$468,925,715

Distribution in Excess of Net Investment Income/Undistributed Net Investment Income	$(630,048)	$1,661,233

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data^	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of Period	$5.52	$6.03	$5.74	$5.94	$7.68

Income From Investment Operations:
Net investment income	0.40	0.40	0.47	0.39	0.56
Net realized and unrealized gain (loss) on investment	0.52	–0.47	0.26	–0.15	–1.74

Total from investment operations	0.92	–0.07	0.73	0.24	–1.18

Less Distributions:
Net investment income	–0.41	–0.44	–0.44	–0.44	–0.56

Net Asset Value:
End of Period	$6.03	$5.52	$6.03	$5.74	$5.94

Total Return#	17.17%	–1.60%	13.14%	6.65%	–16.03%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$601,338.1	$468,925.7	$723,592.2	$885,806.7	$703,572.7
Ratio of operating expenses to average net assets *	1.05%	0.92%	0.84%	1.00%	1.00%
Ratio of interest expense to average net assets	0.05%	0.10%	0.07%	0.09%	0.32%
Ratio of net investment income to average net assets	6.83%	6.45%	7.84%	8.52%	8.14%
Portfolio turnover rate	25.36%	33.34%	27.88%	25.68%	34.92%

*	Includes Interest Expense when applicable.

^	Per Share Data calculated based on average number of shares outstanding.

#	Total return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B–Significant Accounting Policies

Valuation of Investments:  Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such services may use various pricing techniques which take into account both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. When fair valuation is used, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2012 was $17,081,012, which represents 2.84% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

Notes to Financial Statements

continued

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Fair Fund Settlement – The Securities and Exchange Commission (“SEC”) had investigated several companies suspected of short-term or excessive trading of certain mutual funds, known as market timing, through deceptive means. Through an SEC order, a fund was established for the benefit of shareholders who may have been affected by this trading activity and the companies found to be market timing were required to pay compensation for their market timing activity. Amounts received as a result of the SEC order are noted on the Statement of Changes in Net Assets.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2012 the Independent Trustees were aggregately paid $210,000 from the Trustee fees.

Notes to Financial Statements

continued

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2012 was 4,135,227 shares (4.15%).

Other Expenses:  All non-asset based fees and expenses are accrued based on methodologies approved by the Board of Trustees.

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses for personnel performing transfer agent and dividend disbursement related functions.

Note D–Shares of Beneficial Interest

At September 30, 2012, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Shares Sold	57,383,448	$334,647,699	39,446,495	$245,281,200
Shares issued to shareholders in reinvestment of distributions from net investment income	4,487,398	26,021,170	5,297,384	32,060,350

	61,870,846	360,668,869	44,743,879	277,341,550
Shares repurchased	(47,085,981)	(274,754,581)	(79,904,136)	(489,300,194)

Net Increase (Decrease)	14,784,865	$85,914,288	(35,160,257)	($211,958,644)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $149,044,118 and $158,350,925 respectively, for the year ended September 30, 2012.

Note F–Short-term Borrowings

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2012 the Trust has unused lines of credit amounting to $186,693,800. The lines of credit may be terminated at the bank’s option at their annual renewal dates.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2012:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$28,021,997
Weighted average interest rate	1.41%

Note G–Repurchase Agreement

On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event

Notes to Financial Statements

continued

of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. There were no open repurchase agreements at September 30, 2012.

Note H–Additional Tax Information

The amount of distributions paid during the year ended September 30, 2011 and the year ended September 30, 2012 were $47,254,369 and $41,747,282, respectively, and were classified as ordinary income.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as all short-term as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused.

As of September 30, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

Capital Loss Carryforward Pre-RIC Mod Act:
2013	(7,636,627)
2014	(56,723,408)
2015	(53,488,548)
2016	(35,052,024)
2017	(100,070,501)
2018	(15,862,511)
2019	(159,796,299)

Total Capital Loss Carryforward Pre-RIC Mod Act:	(428,629,918)
Capital Loss Carryforward Post-RIC Mod Act:	(55,022,614)
Timing Differences	(33,635,150)
Unrealized gains (losses)—net	(91,754,275)
Total distributable earnings (losses)—net	(609,041,957)

At September 30, 2012 the Trust’s Post October loss deferral was ($33,005,102).

At September 30, 2012 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	695,815,100
Gross unrealized gain	44,244,664
Gross unrealized loss	(135,998,939)

Net unrealized security gain (loss)	(91,754,275)

Notes to Financial Statements

continued

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the value that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investments as of September 30, 2012, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total As of 9/30/2012
Corporate Bonds, Notes and Preferred Securities	$0	$495,245,293	$11,924,117	$507,169,410
Common Stock	$70,887,545	$8,316,879	$5,156,895	$84,361,319
Foreign Bonds	$0	$4,487,448	$0	$4,487,448
Convertible	$0	$8,042,648	$0	$8,042,648

	$70,887,545	$516,092,268	$17,081,012	$604,060,825

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. As of September 30, 2012, there have been no transfers between Level 1 and Level 2. One investment was transferred from Level 3 to Level 2 during the period due to a significant increase of observable market activity. Two securities were transferred from Level 2 to Level 3 due to recent company reorganizations and an absence of significant observable inputs.

Notes to Financial Statements

continued

At September 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds, Notes & Preferred Securities	Common Stock	Totals
Beginning Balance @ 9/30/11	$10,974,434	$12,301,137	$23,275,571

Purchases	$609,994	$—	$609,994
Sales	$—	$(2,435,128)	$(2,435,128)
Realized Gain (Loss)	$—	$2,435,128	$2,435,128
Net Change in Unrealized Appreciation/(Depreciation)	$(670,603)	$(1,610,984)	$(2,281,587)
Transfers into Level 3	$1,010,292	$—	$1,010,292
Transfers out of Level 3	$—	$(5,533,258)	$(5,533,258)

Ending Balance @ 9/30/12	$11,924,117	$5,156,895	$17,081,012

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2012
Corporate Bonds, Notes and Preferred Securities	$(670,603)
Common Stock	(1,789,421)

Totals	$(2,460,024)

Notes to Financial Statements

continued

The Financial Accounting Standard Board (“FASB”) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2012:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Fixed Income
Packaging & Container	$10,886,279	Market Comparables(2)	EBITDA Multiple	5.3x - 9x	Increase
			Private Company Discount	25%	Decrease
Food Processing	$935,902	Market Comparable(2)	Private Company Discount	20%	Decrease
Thrifts & Mortgage Finance	$74,390	Market Approach(3)	Recovery Rate	not applicable	Increase
Paper/Forest Products	$27,546	Market Approach(3)	Recovery Rate	not applicable	Increase
Equity
Misc. Manufacturing	$1,761,554	Recent Transaction Price(4)	not applicable	not applicable
Retail Food Chains	$3,370,198	Market Comparables(2)	EBITDA Multiple	5.5x - 6x	Increase
			Private Company Discount	27% - 33%	Decrease
		Recent Transaction Price(4)	not applicable	not applicable
Industrial Services / Manufacturing	$24,208	Market Approach(3)	Recovery Rate	not applicable	Increase
			Illiquidity Discount	20%	Decrease
Packaging & Container	$935	Market Approach(3)	Recovery Rate	not applicable	Increase

	$17,081,012

(1)

This column represents the directional change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

(3)	A market approach using the value of the underlying assets of a company.

(4)

Certain securities are valued based on recent transactions (generally within six months of valuation date). In some cases, the fair value may be based on a pending transaction expected to occur after the valuation date.

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2012 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Northeast Investors Trust:

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust (the “Trust”), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 19, 2012

Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, Marshall I. Goldman, George P. Beal, Charles R. Daugherty and the Hon. Maurice H. Richardson. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service *	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 82 Years of Service: 51	Trustee	Trustee of Northeast Investors Trust; Director of New America High Income Fund, Inc.; Trustee of Northeast Investors Growth Fund (until Nov. 2008)
Bruce H. Monrad# Age: 50 Years of Service: 19	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 55 Years of Service: 24	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; Chief Financial Officer of Northeast Investors Growth Fund (until Aug. 2011); Officer of Northeast Investment Management, Inc (until Nov. 2010)
Robert B. Minturn Age: 73 Years of Service: 32	Clerk, Vice President, and Chief Legal Officer	Officer of Northeast Investors Trust; Trustee (until Nov. 2011) and Officer of Northeast Investors Growth Fund; Officer of Northeast Investment Management, Inc.
David A. Randall Age: 45 Years of Service: 12	Chief Compliance Officer	Officer of Northeast Investors Trust; Officer of Northeast Investors Growth Fund (until Aug. 2011)

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 70 Years of Service: 12	Trustee	Director of A.W. Perry, Inc.; President of Corcoran Management Co., Inc. (until June 2008); Director of Access Capital Strategies, LLC (until Sept. 2008)
Marshall I. Goldman Age: 82 Years of Service: 8	Trustee	Kathryn Wasserman Davis Professor of Russian Economics (Emeritus) at Wellesley College; Senior Scholar and Former Associate Director of the Davis Center for Russian and Eurasian Studies at Harvard University; Director of Century Bank & Trust Co.
George P. Beal Age: 59 Years of Service: 8	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 59 Years of Service: 8	Trustee	Managing Partner, Stanwich Advisors, LLC
Hon. Maurice H. Richardson Age: 84 Years of Service: 8	Trustee	Assistant Professor, Law & Psychiarty Program, Department of Psychiatry, University of Massachusetts Medical School (until 2011); Director of the Advisors Charitable Gift Fund.

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty	Hon. Maurice H. Richardson
Marshall I. Goldman

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

Robert B. Minturn, Vice President, Clerk & Chief Legal Officer

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Nancy A. Holler, Assistant Vice President

Matthew D. Fratolillo, Assistant Vice President

Joseph R. Morrison, Assistant Vice President

Custodian

State Street Bank & Trust Co.

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon St.

Boston, Massachusetts 02116

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com/media/proxyvotestrust.txt, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 857-263-8151.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to November 29, 2009 is filed as Exhibit 12(a)(1) to the registrants’s report on Form NCSR for the fiscal year ended September 30, 2009. The registrant did not make any amendements to the code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2012 and September 30, 2011 for professional services rendered by the registrant’s principal accountant for the audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $110,000 and $123,675 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2012 and September 30, 2011 for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $70,450 and $68,400 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2012 and September 30, 2011 for professional services rendered by the registrant’s principal accountant for tax matters were $12,500 and $12,800 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2012 and September 30, 2011 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2012 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 3, 2012

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 3, 2012

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 3, 2012